TRAVELERS SERIES FUND INC.

on behalf of

Smith Barney High Income Portfolio

Supplement dated December 17, 2004

to the Prospectus and Statement of Additional Information,

dated February 27, 2004, as amended

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus:

Effective January 1, 2005, the Citigroup High Yield Market Index will replace the Bear Stearns High Yield Index as the sole benchmark against which the Portfolio’s performance will be measured. The manager has determined that the Citigroup High Yield Market Index is a more appropriate index reflecting more closely the composition of the portfolio of securities.

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information:

Effective February 1, 2005, the investment policy that limits investment in bonds rated lower than B by both Moody’s Investors Service, Inc. and the Standard and Poor’s Division of the McGraw-Hill Companies, Inc. to 10% of total fund assets will be changed as follows:

The Portfolio will not purchase securities rated lower than B by both Moody’s Investor Service, Inc. and the Standard and Poor’s Division of Mc-Graw Hills Companies, Inc. if, immediately after such purchase, more than 20% of the Portfolio’s total assets are invested in such securities.

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